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Exhibit 10(xiii)

          Item Processing Agreement dated December 1, 1991 between Brenton Bank Services, Inc. and the Federal Home Loan Bank of Des Moines. This Item Processing Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1992.
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